UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2017
NEXEO SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36477	46-5188282
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 297-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As reported in the Current Report on Form 8-K filed on April 3, 2017 (the “Original Form 8-K”), on April 3, 2017,  Nexeo Solutions, Inc., a Delaware corporation (the “Company”), through its wholly owned subsidiaries, completed the previously announced acquisition (the “Ultra Chem Acquisition”) of the equity interests of the Mexico City, Mexico based chemicals distribution business of Ultra Chem, S. de R.L. de C.V. and its related entities (collectively, “Ultra Chem Group”) from the Ultra Chem Group shareholders for approximately $56.8 million, net of cash acquired of $0.5 million, pursuant to that certain Stock Purchase Agreement, dated March 9, 2017 (the “Stock Purchase Agreement”). This amount excludes the assumption of $0.9 million in short-term borrowings of Ultra Chem Group, which were repaid by the Company immediately after closing.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K. Amendment No. 1 is being filed solely to provide, as Exhibits 99.1 through 99.4, (i) the combined financial statements of Ultra Chem Group as of December 31, 2016, 2015 and 2014 and for the fiscal years then ended, together with the independent auditors’ report, (ii) the unaudited combined financial statements of Ultra Chem Group as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and (iii) the unaudited pro forma combined financial information as of and for the six months ended March 31, 2017 and for the Company’s fiscal year ended September 30, 2016.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Item 9.01(a) of the Original Form 8-K is hereby amended and restated in its entirety as follows:

The combined financial statements of Ultra Chem Group as of December 31, 2016, 2015 and 2014 and for the fiscal years ended December 31, 2016, 2015 and 2014, together with the independent auditors’ report of Contadores y Asesores de Negocios PKF México, S.C. (“PKF Mexico”) with respect thereto, are filed as Exhibit 99.1 and 99.2 to this Amendment No. 1 and are incorporated herein by reference.

The unaudited combined financial statements of Ultra Chem Group as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Original Form 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma combined financial information as of and for the six months ended March 31, 2017, and for the Company’s fiscal year ended September 30, 2016 are filed as Exhibit 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(d)    Exhibits

Exhibit	Description
99.1	Combined Financial Statements of Ultra Chem Group as of and for the fiscal years ended December 31, 2016 and 2015, together with the independent auditors’ report.
99.2	Combined Financial Statements of Ultra Chem Group as of and for the fiscal years ended December 31, 2015 and 2014, together with the independent auditors’ report.
99.3	Unaudited Combined Financial Statements of Ultra Chem Group as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.4
Pro Forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2017 and for the year ended September 30, 2016; Unaudited Pro Forma Combined Balance Sheet as of March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS, INC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Administrative Officer

Dated: June 13, 2017

Exhibit Index

Exhibit	Description
99.1	Combined Financial Statements of Ultra Chem Group as of and for the fiscal years ended December 31, 2016 and 2015, together with the independent auditors’ report.
99.2	Combined Financial Statements of Ultra Chem Group as of and for the fiscal years ended December 31, 2015 and 2014, together with the independent auditors’ report.
99.3	Unaudited Combined Financial Statements of Ultra Chem Group as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.4
Pro Forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2017 and for the year ended September 30, 2016; Unaudited Pro Forma Combined Balance Sheet as of March 31, 2017.

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